As filed with the U.S. Securities and Exchange Commission on November 7, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Gregory C. Bakken, President

Listed Funds Trust

c/o U.S. Bank Global Fund Services

811 E. Wisconsin Ave, 8th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-4711

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT | AUGUST 31, 2019

EventShares U.S. Legislative Opportunities ETF (PLCY)

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Letter to Shareholders (Unaudited)

Dear Shareholder:

On behalf of the EventShares team, we are pleased to present you with this annual report for the EventShares U.S. Legislative Opportunities ETF (“PLCY” or the “Fund”), formerly EventShares U.S. Policy Alpha ETF. The following information pertains to the most recent annual period, September 1, 2018 through August 31, 2019.

The Fund had negative performance during the annual period ended August 31, 2019. The market price for PLCY decreased 9.45% and the NAV decreased 9.56%.

For the period, the largest positive contributor to return was eHealth, Inc. (EHTH), adding 1.52% to the return of the Fund, gaining 142.46% with an average weighting of 1.29%. The second largest contributor to return was Mercury Systems, Inc. (MRCY), adding 0.58% to the return of the Fund, gaining 55.83% with an average weighting of 0.61%. The third largest contributor to return was American Tower Corporation (AMT), adding 0.53% to the return of the Fund, gaining 49.85% with an average weighting of 1.09%.

For the period, the largest negative contributor to return was CURO Group Holdings (CURO), detracting 1.74% from the return of the Fund, declining 56.80% with an average weighting of 0.50%. The security contributing second-most negatively was Daseke, Inc. (DSKE), detracting 0.87% from the return of the Fund, and declining 55.12% with an average weighting of 0.26%. The third largest negative contributor to return was Evolent Health, Inc. (EVH), detracting 0.86% from the return of the Fund, and declining 69.05% with an average weight of 0.64%.

For the period, the best performing security in the Fund was eHealth, Inc. (EHTH), gaining 142.46% and contributing 1.52% to the return of the Fund. The second-best performing security for the period was Avalara, Inc. (AVLR), gaining 61.54% and contributing 0.30% to the return of the Fund. The third-best performing security was Ubitquiti Networks, Inc. (UBNT), gaining 57.81% for the period and contributing 0.28% to the return of the Fund.

For the period, the worst performing security in the Fund was Evolent Health, Inc. (EVH), declining 69.05% and reducing the return of the Fund by 0.86%. The second-worst performing security in the Fund was CURO Group Holdings (CURO), declining 56.80% and reducing the return of the Fund by 1.74%. The third-worst performing security in the Fund was United States Steel Corp. (X), declining 55.13% and reducing the return of the Fund by 0.54%.

We want to express our appreciation for the confidence you have placed in the EventShares team, and we honor the responsibility you have placed on us. For more information on our investment solutions, please visit us at www.EventSharesFunds.com or call us at 1-877-539-1510.

Sincerely,

Benjamin Phillips, Portfolio Manager

EventShares, Advisor to the Fund

Past performance does not guarantee future performance. Investing involves risk, including the loss of principal. There can be no assurance that the Fund will achieve its investment objective or the investment strategies will be successful. Shares of the ETF may trade above or below net asset value. An active secondary market in ETF shares may not develop or be maintained. There can be no assurance that ETF shares will continue to be listed on an active exchange. Holdings are subject to change.

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees, brokerage fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (March 1, 2019 to August 31, 2019), except as noted in footnotes below.

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratios	Expenses Paid During the Period(1)
EventShares U.S. Legislative Opportunities ETF
Actual	$1,000.00	$ 980.90	0.85%	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(1)      Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the sixth-month period).

Performance Overview (Unaudited)
EventShares U.S. Legislative Opportunities ETF

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

(Since Commencement through 8/31/2019)

This chart assumes an initial growth investment of $10,000.

	Annualized
	One Year	Since Commencement(1)
EventShares U.S. Legislative Opportunities ETF – Market	-9.45%	2.85%
EventShares U.S. Legislative Opportunities ETF – NAV	-9.56%	2.82%
S&P MidCap 400 Index(2)	-8.00%	1.80%

(1)      The Fund commenced operations on October 17, 2017.

(2)      The S&P MidCap 400 Index is a stock market index serving as a barometer for the U.S. mid-cap equities sector.

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURNS WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Investing involves risk, including the loss of principal. There can be no assurance that the Fund will achieve its investment objective or the investment strategies will be successful. Shares of the ETF may trade above or below net asset value. An active secondary market in ETF shares may not develop or be maintained. There can be no assurance that ETF shares will continue to be listed on an active exchange.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-877-539-1510, or visit www.EventSharesFunds.com. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments
EventShares U.S. Legislative Opportunities ETF
August 31, 2019
	Number of Shares	Value
COMMON STOCKS — 90.4%
Aerospace/Defense — 2.7%
Aerojet Rocketdyne Holdings, Inc.*	2,557	$133,552
Aerovironment, Inc.*	5,051	260,278
General Dynamics Corp.	221	42,271
Raytheon Co.	256	47,442
		483,543
Agriculture — 4.0%
Altria Group, Inc.	2,921	127,765
British American Tobacco PLC – ADR(a)	3,923	137,697
Philip Morris International, Inc.	1,760	126,878
Turning Point Brands, Inc.	4,110	147,344
Universal Corporation of Virginia	2,291	114,687
Vector Group Ltd.	4,326	50,528
		704,899
Beverages — 1.2%
Brown-Forman Corp. – Class B	3,752	221,330

Building Materials — 1.0%
Martin Marietta Materials, Inc.	204	51,769
Summit Materials, Inc. – Class A*	1,506	31,596
Vulcan Materials Co.	712	100,570
		183,935
Commercial Services — 4.8%
Avalara, Inc.*	5,676	478,714
Booz Allen Hamilton Holding Corp.	2,365	178,581
HMS Holdings Corp.*	5,627	205,554
		862,849
Computers — 4.9%
CACI International, Inc. – Class A*	1,269	282,086
Leidos Holdings, Inc.	517	45,165
Perspecta, Inc.	3,613	93,757
PlayAGS, Inc.*	9,374	91,303
Science Applications International Corp.	1,994	175,492
Vocera Communications, Inc.*	7,908	181,489
		869,292

Electrical Equipment — 0.2%
Insteel Industries, Inc.	1,662	31,079

Electronics — 0.3%
Trimble, Inc.*	1,332	49,977
	Number of Shares	Value
Energy-Alternate Sources — 6.2%
First Solar, Inc.*	4,356	$270,377
Green Plains, Inc.*	31,771	260,840
Renewable Energy Group, Inc.*	20,605	250,763
REX American Resources Corp.*	4,616	317,027
		1,099,007
Engineering & Construction — 7.6%
AECOM*	1,483	52,617
Aegion Corp.*	2,834	55,943
Argan, Inc.	5,781	238,813
Construction Partners, Inc. – Class A*	11,741	193,609
Dycom Industries, Inc.*	2,598	115,611
Granite Construction, Inc.	8,542	242,934
NV5 Global, Inc.*	2,623	161,918
Sterling Construction Co, Inc.*	21,572	241,391
Tutor Perini Corp.*	5,807	58,012
		1,360,848

Entertainment — 6.2%
Churchill Downs, Inc.	1,570	193,518
Eldorado Resorts, Inc.*	3,703	142,603
Everi Holdings, Inc.*	11,096	99,198
Penn National Gaming, Inc.*	8,472	162,409
Scientific Games Corp.*	2,180	40,286
The Stars Group, Inc. *(a)	18,448	280,225
Twin River Worldwide Holdings, Inc.	8,256	186,998
		1,105,237
Environmental Control — 2.7%
Evoqua Water Technologies Corp.*	21,591	333,797
Tetra Tech, Inc.	1,900	154,128
		487,925
Healthcare-Products — 0.9%
BioTelemetry, Inc.*	3,975	157,609

Healthcare-Services — 6.4%
Centene Corp.*	2,532	118,042
Humana, Inc.	422	119,515
IQVIA Holdings, Inc.*	1,247	193,472
Medpace Holdings, Inc.*	2,717	219,832
Molina Healthcare, Inc.*	1,151	149,952
Teladoc Health, Inc.*	2,958	171,209
WellCare Health Plans, Inc.*	581	157,300
		1,129,322

The accompanying notes are an integral part of these financial statements.

Schedule of Investments
EventShares U.S. Legislative Opportunities ETF (Continued)
August 31, 2019
	Number of Shares	Value
Home Furnishings — 0.5%
Whirlpool Corp.	611	$84,984

Insurance — 0.6%
eHealth, Inc.*	1,238	103,138

Internet — 0.8%
Boingo Wireless, Inc.*	10,697	137,670

Lodging — 1.0%
Boyd Gaming Corp.	7,398	177,848

Machinery-Construction & Mining — 2.4%
Astec Industries, Inc.	7,683	212,051
BWX Technologies, Inc.	3,695	218,744
		430,795

Media — 4.8%
Gray Television, Inc.*	12,161	186,064
Nexstar Media Group, Inc. – Class A	2,234	220,920
Sinclair Broadcast Group, Inc. – Class A	2,307	102,823
TEGNA, Inc.	14,933	213,691
The E.W. Scripps Co. – Class A	11,320	139,915
		863,413

Mining — 2.5%
Cameco Corp.(a)	51,673	453,172

Oil & Gas — 4.3%
HollyFrontier Corp.	4,991	221,401
PBF Energy, Inc. – Class A	12,229	289,827
Valero Energy Corp.	3,428	258,060
		769,288

Oil & Gas Services — 1.0%
Select Energy Services, Inc. – Class A*	22,198	181,136

Retail — 2.0%
World Fuel Services Corp.	9,401	360,998

Semiconductors — 1.3%
CEVA, Inc.*	3,836	120,489
Teradyne, Inc.	1,931	102,285
		222,774
	Number of Shares	Value
Shipbuilding — 1.6%
Huntington Ingalls Industries, Inc.	1,333	$278,597

Software — 6.8%
Evolent Health, Inc. – Class A*	21,617	148,509
ManTech International Corp. – Class A	3,841	269,946
Nuance Communications, Inc.*	2,787	46,849
Omnicell, Inc.*	2,233	160,329
Tabula Rasa HealthCare, Inc.*	3,110	176,648
Tyler Technologies, Inc.*	1,569	402,511
		1,204,792

Telecommunications — 4.8%
Ciena Corp.*	4,187	171,374
CommScope Holding Co., Inc.*	7,495	80,496
Nokia OYJ – ADR(a)	42,267	209,644
Telefonaktiebolaget LM Ericsson – ADR(a)	30,850	241,864
Viavi Solutions, Inc.*	11,239	156,110
		859,488

Transportation — 6.9%
Diamond S Shipping, Inc.*	14,522	158,290
Kansas City Southern	1,168	146,935
Scorpio Bulkers, Inc.	37,694	238,603
Scorpio Tankers, Inc.(a)	13,191	346,791
Star Bulk Carriers Corp.*(a)	33,152	347,101
		1,237,720
TOTAL COMMON STOCKS (Cost $16,785,081)		16,112,665

REAL ESTATE INVESTMENT TRUSTS — 9.4%
American Tower Corp.	1,349	310,526
Crown Castle International Corp.	1,931	280,323
Easterly Government Properties, Inc.	15,761	323,889
Rexford Industrial Realty, Inc.	7,278	321,615
SBA Communications Corp.	1,071	281,062
Uniti Group, Inc.	22,315	164,908
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,454,646)		1,682,323

The accompanying notes are an integral part of these financial statements.

Schedule of Investments
EventShares U.S. Legislative Opportunities ETF (Continued)
August 31, 2019
	Number of Shares	Value
MONEY MARKET FUNDS — 0.2%
First American Treasury Obligations Fund – Class X, 2.02%(b)	33,928	$33,928
TOTAL MONEY MARKET FUNDS (Cost $33,928)		33,928

TOTAL INVESTMENTS — 100.0% (Cost $18,273,655)		17,828,916
Other assets and liabilities, net — 0.0%(c)		(3,624)
NET ASSETS — 100.0%		$17,825,292

Percentages are stated as a percent of net assets

Sector Diversification+ as of 8/31/19
Industrials(d)	25.5%
Consumer, Non-cyclical	17.3%
Technology	12.9%
Energy	11.5%
Communications	10.4%
Financial	10.0%
Consumer, Cyclical	9.7%
Basic Materials	2.5%
Money-Markets	0.2%
Total	100.0%
Other Assets and Liabilities, net(c)	0.0%
Net Assets	100.00%

ADR     American Depositary Receipt

PLC   Public Limited Company

+       As a percent of Net Assets.

*       Non-income producing security.

(a)        Foreign issued security.

(b)        The rate shown is the annualized seven-day yield at year end.

(c)         Amount is less than 0.05%.

(d)        To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that affect those sectors.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
EventShares U.S. Legislative Opportunities ETF
August 31, 2019
Assets
Investments, at value (cost $18,273,655)	$17,828,916
Dividends and interest receivable	9,250
Total assets	17,838,166

Liabilities
Payable to Adviser, net	11,874
Payable to chief compliance officer	1,000
Total liabilities	12,874
Net Assets	$17,825,292

Net Assets Consists of:
Paid-in capital	$18,579,837
Total distributable earnings (accumulated losses)	(754,545)
Net Assets	$17,825,292

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	850,000
Net asset value, redemption price and offering price per share	$20.97

The accompanying notes are an integral part of these financial statements.

Statement of Operations
EventShares U.S. Legislative Opportunities ETF
For the Year Ended August 31, 2019
Investment Income
Dividend income (net of withholding tax and issuance fees of $2,063)	$238,008
Interest income	19,047
Total investment income	257,055

Expenses
Investment advisory fees	155,438
Interest expense	1,860
Tax expense	222
Trustees fees and expenses	18,528
Compliance officer fees	19,768
Total expenses before reimbursement	195,816
Expense reimbursement by adviser	(38,296)
Net expenses	157,520
Net investment income	99,535

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	36,767
Investments sold short	(78,920)
Net realized loss	(42,153)
Change in net unrealized appreciation/depreciation on investments	(1,876,331)
Net realized and unrealized loss on investments	(1,918,484)
Net decrease in net assets from operations	$(1,818,949)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
EventShares U.S. Legislative Opportunities ETF

	Year Ended August 31, 2019	Period Ended August 31, 2018(1)
From Operations
Net investment income	$99,535	$48,910
Net realized loss on investments and investments sold short	(42,153)	(13,089)
Net change in net unrealized appreciation/depreciation on investments	(1,876,331)	1,431,592
Net increase (decrease) in net assets resulting from operations	(1,818,949)	1,467,413

From Distributions
Distributable earnings	(38,225)	(31,638)
Total distributions	(38,225)	(31,638	)(2)

From Capital Share Transactions
Proceeds from shares sold	4,346,015	23,934,956
Cost of shares redeemed	(2,091,420)	(7,942,860)
Net increase in net assets resulting from capital share transactions	2,254,595	15,992,096

Total Increase in Net Assets	397,421	17,427,871

Net Assets
Beginning of period	17,427,871	—
End of period	$17,825,292	$17,427,871	(3)

Changes in Shares Outstanding
Shares outstanding, beginning of period	750,000	—
Shares sold	200,000	1,125,000
Shares reinvested	—	—
Shares redeemed	(100,000)	(375,000)
Shares outstanding, end of period	850,000	750,000

(1)      The Fund commenced operations on October 17, 2017.

(2)      Includes net investment income distributions of $30,406 and net realized gain distributions of $1,232.

(3)      Includes accumulated undistributed net investment income of $17,272.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
EventShares U.S. Legislative Opportunities ETF

For a Share Outstanding Throughout Each Period

	Year Ended August 31, 2019	Period Ended August 31, 2018(1)
Net Asset Value, Beginning of Period	$23.24	$20.00

Income (Loss) from investment operations:
Net investment income(3)	0.12	0.10
Net realized and unrealized gain (loss) on investments	(2.35)	3.20
Total from investment operations	(2.23)	3.30

Less distributions paid:
From net investment income	(0.04)	(0.06)
From net realized gains	—	(0.00	)(2)
Total distributions paid	(0.04)	(0.06)
Net Asset Value, End of Period	$20.97	$23.24
Total return, at NAV(4)(5)	-9.56%	16.48%
Total return, at Market(4)(5)	-9.45%	16.40%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$17,825	$17,428

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(7)	1.07%	0.86	%(6)
After waivers and reimbursements of expenses(8)	0.86%	0.86	%(6)
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(9)	0.33%	0.52	%(6)
After waivers and reimbursements of expenses(9)	0.54%	0.52	%(6)
Portfolio turnover rate(5)(10)	217%	214%

(1)      The Fund commenced investment operations on October 17, 2017.

(2)      Represents less than (0.005) per share.

(3)      Per share net investment income was calculated using average shares outstanding.

(4)      Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(5)      Not annualized for periods less than one year.

(6)      Annualized for periods less than one year.

(7)      The ratio of expenses to average net assets before waivers and reimbursements of expenses excluding tax expense and interest expense on short positions is 1.06% and 0.85%, for the period ended August 31, 2019 and August 31, 2018, respectively.

(8)      The ratio of expenses to average net assets after waivers and reimbursements of expenses excluding tax expense and interest expense on short positions is 0.85% and 0.85%, for the period ended August 31, 2019 and August 31, 2018, respectively.

(9)      The net investment income/(loss) ratios include dividends and interest expense on short positions.

(10)    Excludes impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
EventShares U.S. Legislative Opportunities ETF

1.  ORGANIZATION

EventShares U.S. Legislative Opportunities ETF (the “Fund”) is a diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, amended on December 21, 2018, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s objective is to seek capital appreciation by investing in market segments impacted by U.S. government legislature and regulation. The Fund commenced operations on October 17, 2017.

Prior to October 15, 2019, the EventShares U.S. Legislative Opportunities ETF was the EventShares U.S. Policy Alpha ETF. Effective October 15, 2019, the Fund’s name was changed to EventShares U.S. Legislative Opportunities ETF, the Fund’s ticker symbol and investment objective remain the same. Refer to the Form 497 Supplement filed on October 15, 2019, for a more detailed discussion of the Fund’s changes.

2.  SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statement in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The Fund issues and redeems shares on a continuous basis at net asset value (“NAV”) only in large blocks of shares called “Creation Units.” A Creation Unit consists of 25,000 shares. The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by Active Weighting Advisors LLC (“Active Weighting” or “Adviser”), the Fund’s Investment Adviser, using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Notes to Financial Statements (continued)
EventShares U.S. Legislative Opportunities ETF

Fair Value Measurement (cont.)

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

FASB Accounting Standards Codification, Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•     Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•     Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•     Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are generally valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at August 31, 2019 are as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$16,112,665	$—	$—	$16,112,665
Real Estate Investment Trusts	1,682,323	—	—	1,682,323
Money Market Funds	33,928	—	—	33,928
Total Investments in Securities	$17,828,916	$—	$—	$17,828,916

*           See the Schedule of Investments for industry classifications.

Notes to Financial Statements (continued)
EventShares U.S. Legislative Opportunities ETF

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identified cost-method.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value. The Fund distributes substantially all net investment income to shareholders in the form of dividends.

Securities Short Sales

Effective October 15, 2019 the Fund no longer sells securities short and no longer invests in currencies or commodities (other than indirectly through exchange traded funds) as a principal or non-principal investment strategy. Refer to the Form 497 Supplement filed on October 15, 2019, for a more detailed discussion of the Fund’s changes.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund shorts a security, it borrows that security, which it then sells. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. Securities held as collateral for securities sold short are denoted on the Schedule of Investments. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The amount due to broker at August 31, 2019 is $0. Interest expense of $1,860 was related to amounts due to broker for short sales.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from its net investment income, if any, at least annually, and distributes its net capital gains, if any, to shareholders at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of August 31, 2019, the Fund’s fiscal year end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of August 31, 2019, the Fund’s fiscal year end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognized no interest or penalties related to uncertain tax benefits in the fiscal year 2019. At August 31, 2019, the Fund’s fiscal year end, the tax periods ended in 2018 and 2019 remained open to examination in the Fund’s major tax jurisdiction.

Notes to Financial Statements (continued)
EventShares U.S. Legislative Opportunities ETF

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Active Weighting, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.75%, of the Fund’s average daily net assets. Active Weighting has agreed to pay all expenses of the Fund except brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; compensation and expenses of the Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Advisor or its affiliates (“Independent Trustees”); compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Fund’s chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee.

Prior to October 15, 2019, the unified management fee to the Adviser, which is calculated daily and paid monthly, was at an annual rate of 0.85%, of the Fund’s average daily net assets. Refer to the Form 497 Supplement filed on October 15, 2019, for a more detailed discussion of the Fund’s changes.

Expense Limitation Agreement

The Adviser may contractually waive any portion of its advisory fee from time to time and may discontinue or modify any such voluntary limitations in the future at its discretion. The Adviser has entered into an Expense Limitation Agreement with respect to the Fund under which it has agreed, through December 31, 2020 for the Fund, to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits ‘’Total Annual Fund Operating Expenses’’ (but excluding interest, taxes, brokerage commissions, dividend payments on short sales, other expenditures which are capitalized in accordance with U.S. GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act). The Adviser waived $38,296 during the year ended August 31, 2019. Pursuant to the Expense Limitation Agreement, waived fees are not subject to recoupment by the Adviser.

As of October 15, 2019, the expense cap in effect for the Fund was 0.75%, prior to that the expense cap in effect for the Fund was 0.85%. The Trust may terminate the Expense Limitation Agreement at any time, and the Adviser may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund as set forth in the Expense Limitation Agreement.

Distribution Agreement

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accounting agent of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

Notes to Financial Statements (continued)
EventShares U.S. Legislative Opportunities ETF

4.  CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the Cboe BZX Exchange, (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, typically 25,000 shares, called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

Creation Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by the Fund for each creation order is $500.

An additional variable fee of up to three (3) times the fixed Creation Transaction Fee plus all commission and fees payable to the Fund in connection with the purchase of the Deposit Securities (expressed as a percentage of the value of such Deposit Securities) may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an All Cash Amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

5.  FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
Fiscal period ended August 31, 2018	$31,638	$—
Year ended August 31, 2019	$38,225	$—

(1)             Ordinary income includes short-term capital gains.

At August 31, 2019, the Fund’s fiscal year end, the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Federal Tax Cost of Investments	$18,280,154
Gross Unrealized Appreciation	$1,238,383
Gross Unrealized Depreciation	(1,689,621)
Net Unrealized Appreciation (Depreciation)	(451,238)
Undistributed Ordinary Income	83,949
Distributable Earnings	83,949
Other Accumulated Gain/(Loss)	(387,256)
Total Distributable Earnings/(Accumulated Losses)	$(754,545)

Notes to Financial Statements (continued)
EventShares U.S. Legislative Opportunities ETF

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At August 31, 2019, the Fund’s fiscal year end, the Fund had short-term capital losses of $387,256 remaining which will be carried forward indefinitely to offset future realized capital gains.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to redemptions in-kind. For the fiscal year ended August 31, 2019, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

	Total distributable earnings (accumulated losses)	Paid-in capital
EventShares U.S. Legislative Opportunities ETF	$(147,316)	$147,316

During the year ended August 31, 2019, the Fund realized $165,945 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid-in capital.

6.  INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the period ended August 31, 2019 were as follows:

Purchases	Sales	Creations In-Kind	Redemptions In-Kind
$38,528,573	$37,905,142	$4,121,846	$1,985,798

7.  PRINCIPAL RISKS

As with all exchange traded funds (‘’ETFs’’), shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading “Description of the Principal Risks of the Fund.”

Absence of Prior Active Market Risk.  Although the shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the shares of the Fund, particularly during periods of market stress. Therefore, there may be times when there is little, sporadic or no market liquidity for shares, which could negatively affect the price of such shares. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

Asset Allocation Risk.  The Fund’s investment performance depends upon the successful allocation by the Fund’s management team of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the management team’s allocation techniques and decisions will produce the desired results. The Fund’s selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Authorized Participant Risk.  Only certain large institutions (each, an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency

Notes to Financial Statements (continued)
EventShares U.S. Legislative Opportunities ETF

basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting. This risk may be enhanced to the extent the securities held by the Fund are traded outside of a collateralized settlement system, such as with certain debt securities and non-US securities.

Commodities Risk.  Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities, and exposure to commodities can cause the net asset value of Fund shares to decline or fluctuate in a rapid and unpredictable manner.

Debt Securities Risk.  Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Developed Countries Risk.  Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector), and a prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Equity Securities Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of such issuer.

Exchange-Traded Vehicle Risk.  The Fund may invest in ETFs, exchange traded notes (“ETNs”) and other exchange-traded products (collectively with ETFs and ETNs, “ETPs”). The Fund’s investment in an ETP is exposed to additional expenses, underlying risks and market structure risks that relate to such ETP.

Fluctuation of Net Asset Value.  The NAV of the Fund’s shares will generally fluctuate with changes in market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for the shares on the Exchange. The Advisor cannot predict whether shares will trade below, at, or above their NAV, and an investor may sustain losses if shares are purchased at a time when their market price is at a premium (above) their NAV, or sold at a time when their market price is at a discount to (below) their NAV.

Geographic Risk.  A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Issuer Risk.  From time to time the Fund may have exposure to a limited number of issuers. During such times, the Fund is more susceptible to the risk that an issuer’s securities may decline (or appreciate, for short positions) in value.

Large-Capitalization Securities Risk.  Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Management Risk.  Your investment in the Fund varies with the success and failure of the Fund management team’s investment strategies and the Fund management team’s research, analysis, and determination of portfolio securities. If the Adviser’s investment strategies, including its stop loss and goal setting process, do not produce the expected results, the value of the Fund would decrease. The Adviser is newly formed and it and the portfolio managers have limited experience managing an ETF.

Notes to Financial Statements (continued)
EventShares U.S. Legislative Opportunities ETF

Market Risk.  The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk.  The Fund is a new fund and faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although it is expected that generally the exchange price of the shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Model Risk.  There can be no assurance that any particular model or investment strategy for security selection or analysis of political, legislative or economic themes, including those devised by the Adviser, will be profitable for any Fund, and may result in a loss of principal.

Political and Social Risk.  Unanticipated political or social developments may result in sudden and significant investment losses. Political and social developments that are anticipated but at odds with the Fund’s theme may result in sudden and significant investment losses.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Security Risk.  Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the political and economic markets of these geographic areas and may adversely affect their economies.

Shares are Not Individually Redeemable.  Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units,” which are expected to be worth in excess of $500 thousand each. Individual shares may be sold on a stock exchange at their current market prices, which may be less, more or equal to their NAV. See “Market Trading Risk.”

Small-and Medium-Sized Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

U.S. Tax Risk.  To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, the Fund must satisfy certain income, asset diversification, and distribution requirements. If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to its shareholders, and such distributions would be taxable to its shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. If the Fund does not qualify as a regulated investment company, there will be reduced monies from which to pay shareholders a dividend.

8.  SUBSEQUENT EVENTS

Effective October 15, 2019, the Fund’s name was changed to EventShares U.S. Legislative Opportunities ETF, the Fund’s unified management fee to the Adviser, which is calculated daily and paid monthly was reduced to 0.75%, of the Fund’s average daily net assets and the Fund’s Expense Limitation Agreement was reduced to 0.75% of the Fund’s average daily net assets. Also, effective October 15, 2019 the Fund no longer sells securities short and no longer invests in currencies or commodities (other than indirectly through ETFs) as a principal or non-principal investment strategy. Refer to the Form 497 Supplement filed on October 15, 2019, for a more detailed discussion of the Fund’s changes. Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders of EventShares U.S. Legislative Opportunities ETF

and Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of EventShares U.S. Legislative Opportunities ETF (formerly known as EventShares U.S. Policy Alpha ETF) (the “Fund”), a series of Listed Funds Trust, as of August 31, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 29, 2019

Board Consideration and Approval of Advisory Agreement (Unaudited)

At an in-person meeting held on June 18, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of an advisory agreement (the “Advisory Agreement”) between Active Weighting Advisors LLC (the “Adviser”) and the Trust, on behalf of the EventShares U.S. Legislative Opportunities ETF (formerly, the EventShares U.S. Policy Alpha ETF), (the “Fund”).

Pursuant to Section 15 of the 1940 Act, the Advisory Agreement must be approved by: (i) the vote of the Trustees or a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approval, the Board must request and evaluate, and the Adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of an investment advisory agreement.

Consistent with those responsibilities, prior to the Meeting, the Board reviewed written materials from the Adviser and, during the Meeting, representatives from the Adviser presented additional oral and written information to help the Board evaluate the Advisory Agreement. Among other things, representatives from the Adviser provided an overview of its advisory business, including information on investment personnel, financial resources, experience, investment processes, and compliance program. The representatives discussed the services provided by the Adviser, as well as the Fund’s fees, and the operational aspects of the Fund. During the Meeting, the Board discussed the materials it received, including memoranda from legal counsel to the Trust on the responsibilities of the Trustees in considering the approval of investment advisory agreements under the 1940 Act, considered the written materials that it received before the Meeting and the oral presentations, and deliberated on the approval of the Advisory Agreement in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the renewal of the advisory arrangements and the Trustees’ responsibilities relating thereto. The consideration of the renewal of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

At the Meeting, the Board and the Independent Trustees evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser to the Fund; (ii) Fund expenses and performance; (iii) the cost of the services provided and profits realized by the Adviser from the relationship with the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (iv) the extent to which economies of scale would be realized as the Fund grows and whether the overall advisory fee for the Fund would enable investors to share in the benefits of economies of scale; (v) any benefits derived by the Adviser from the relationship with the Fund, including any fall-out benefits enjoyed by the Adviser; and (vi) other factors the Board deemed relevant. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Nature, Extent, and Quality of Services Provided.  The Trustees considered the scope of services provided under the Advisory Agreement, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Adviser has as investment adviser to the Fund, including the oversight of the activities and operations of the other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board also considered the Adviser’s operational capabilities and resources and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Fund Expenses and Performance.  The Board noted that the historical performance of the Fund was at or above the median of the peers provided. The Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board also reviewed information regarding the Fund’s advisory fees, including advisory fees and total expense ratios of those funds that might be considered peers of the Fund. With regard to the latter point, the Board considered the lack of other

Board Consideration and Approval of Advisory Agreement (Unaudited) (continued)

exchange-traded funds that pursue investment strategies similar to those of the Fund. Based on this review, the Board concluded that the investment advisory fees and expense ratios appeared to be competitive and otherwise satisfactory for the purposes of approving the Advisory Agreement.

Cost of Services Provided and Profitability.  The Board considered the cost of the services provided by the Adviser, the advisory fees, and the Adviser’s profitability with respect to the Fund, including the methodology used to determine such profitability. The Board also reviewed information regarding the estimated break-even point for the Fund taking into consideration potential direct and ancillary revenue received by the Adviser in connection with the services provided to the Fund. The Board took into consideration that the advisory fee for the Fund is a “unified fee,” meaning the Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses. The Board noted that the Adviser is responsible for compensating the Trust’s other service providers, and paying the Fund’s other expenses out of its own fee and resources.

Economies of Scale.  The Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board noted that it was likely that economies of scale might be realized in the future as assets grow in size. The Board also noted, however, that any economies would, to some degree, be shared with Fund shareholders through the Fund’s unitary fee structure. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fees appropriately took into account any economies of scale that had been realized as a result of that growth.

Other Benefits to the Adviser.  In addition to evaluating the services provided by the Adviser, the Board also considered the extent to which the Adviser may realize other benefits from its relationship to the Fund. While the Board acknowledged that the Adviser may experience reputational success if the Fund performs well, it did not identify any other potential benefits at this time. Based on its review, the Board concluded that any ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Conclusion.  Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees separately, unanimously: (i) concluded that the terms of the Advisory Agreement are fair and reasonable; (ii) concluded that the advisory fees were fair and reasonable in light of the services provided; and (iii) agreed to renew the Advisory Agreement for an additional year with respect to the Fund.

Board of Trustees and Officers (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request by calling 1-877-539-1510, or by visiting the Fund’s website at www.EventSharesFunds.com.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chairman	Indefinite term; since 2017	Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (since 2015); Senior Advisor, Nasdaq OMX Group (2015-2016); Executive Vice President, Nasdaq OMX Group (2013-2015)	11	Horizons ETF Trust I (3 portfolios) Procure ETF Trust II (2 portfolios)

Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013-2015); Counsel, Dechert LLP (law firm) (2011-2013)	11	Independent Trustee, Series Portfolios Trust (10 portfolios)

Pamela H. Conroy Year of birth: 1961	Trustee and Nominating Committee Chairman	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994-2008)	11	None

Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008); Manager, PricewaterhouseCoopers LLP (accounting firm) (2002-2008)	11	None

*           This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.

Other Officers (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).

Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).

Kacie M. Gronstal Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Officer, U.S. Bancorp Fund Services, LLC (since 2014).

Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).

Michael Barolsky Year of birth: 1981	Assistant Secretary	Indefinite term, February 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2012).

Steve Jensen Year of birth: 1957	Chief Compliance Officer	Indefinite term, February 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2011).

Supplemental Information (Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the Prospectus for the Fund may be obtained without charge by writing to the Fund, c/o Active Weighting Advisors LLC, 260 Newport Center Dr., Suite 100, Newport Beach, CA 92660, by calling 1-877-539-1510, or by visiting the Fund’s website at www.EventSharesFunds.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at 1-877-539-1510. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-877-539-1510 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.EventSharesFunds.com.

Tax Information (Unaudited)

The Fund designated 100.00% of its ordinary income distribution for the year ended August 31, 2019 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2019, 100.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Privacy Policy (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

INVESTMENT ADVISER

Active Weighting Advisors LLC

260 Newport Center Drive, Suite 100

Newport Beach, CA 92660

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

ADMINISTRATOR, Fund Accountant & TRANSFER AGENT

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report is authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider the fund’s investment objectives, risks, charges and expense before investing. The prospectus contains this and other important information. Please read carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant made immaterial changes to the code of ethics based on the name change of the Trust and the restructuring of the Trust into a multi-series trust during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$11,500	$11,000
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herwith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	11/7/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	11/7/2019

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	11/6/2019

* Print the name and title of each signing officer under his or her signature.